UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)
February 13, 2006
ACCO Brands Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway
Lincolnshire, IL 60069
(Address Of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, Including Area Code:
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure
About ACCO Brands Corporation
      The former ACCO World Corporation, now doing business under the name ACCO Brands Corporation (the “Company” or “ACCO Brands”), primarily supplies branded office products to the office products resale industry. On August 16, 2005, Fortune Brands, Inc. (“Fortune Brands”), then the majority stockholder of ACCO World, completed its spin-off of ACCO World by means of the pro rata distribution (the “Distribution”) of all outstanding shares of the Company’s common stock held by Fortune Brands to its stockholders. In the Distribution, each Fortune Brands stockholder received one share of ACCO Brands common stock for every 4.255 shares of Fortune Brands common stock held of record as of the close of business on August 9, 2005. Following the Distribution, ACCO Brands became an independent, separately traded, publicly held company. On August 17, 2005, pursuant to an Agreement and Plan of Merger dated as of March 15, 2005, as amended as of August 4, 2005 (the “Merger Agreement”), by and among Fortune Brands, ACCO Brands, Gemini Acquisition Sub, Inc., a wholly-owned subsidiary of ACCO World (“Acquisition Sub”) and General Binding Corporation (“GBC”), Acquisition Sub merged with and into GBC (the “Merger”). Each outstanding share of GBC common stock and GBC Class B common stock was converted into the right to receive one share of ACCO Brands common stock and each outstanding share of Acquisition Sub common stock was converted into one share of GBC common stock. As a result of the Merger, the separate corporate existence of Acquisition Sub ceased and GBC continues as the surviving corporation and a wholly-owned subsidiary of ACCO Brands.
ACCO Brands Unaudited Proforma Condensed
Combined Statements of Operations
      The Registrant has compiled preliminary prior year unaudited pro forma combined financial information presenting the results of operations of the Company and GBC for each of the 3-month periods ended March 25, 2004 through December 27, 2004, as though the companies had been combined as of the beginning of fiscal 2004. The unaudited pro forma combined condensed statements of operations are based on the historical financial statements of ACCO Brands and GBC after giving effect to the merger of ACCO Brands and GBC which is described in the summary above. The Registrant is furnishing this unaudited pro forma financial information in this Current Report on Form 8-K for informational purposes only to assist investors in formulating a comparative framework within which to analyze the Registrant’s fiscal 2005 performance. The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the merger had taken place at the beginning of fiscal 2004, or that may result in the future. In addition, the pro forma information has not been adjusted to reflect any operating efficiencies that have been, or may in the future be, realized as a result of the combination of ACCO Brands and GBC. This pro forma information is based on management’s preliminary purchase price allocation, as reflected in the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005. Further refinements to the purchase price allocation may be necessary, and therefore, the ACCO Brands Pro Forma financial information summarized below is preliminary and subject to change.
      The information under this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements as set forth in the Company’s SEC filings from time to time.

UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS
      We present the unaudited pro forma condensed combined statements of operations for informational purposes only. The pro forma data is not necessarily indicative of what our results of operations would have been had we completed the Merger at the dates indicated. In addition, the unaudited pro forma condensed combined statements of operations does not purport to project the future operating results of the combined company.

Pro Forma Combined Condensed Statements of Operations
Twelve Months Ended December 2004

			(1)	(2)
			GBC	Pro Forma	ACCO Brands
		As Reported	Pre-Acquisition	Adjustments	Pro Forma

		(Unaudited)
		(Dollars in millions, except per-share amounts)
Net sales		$1,175.7	$711.3	$—	$1,887.0
Cost of products sold		810.3	496.8	5.8	1,312.9
	(a)	—	—	5.4	—
	(b)	—	—	0.4	—
Advertising, selling, general and administrative		247.8	163.9	2.0	413.7
	(c)	—	—	1.6	—
	(b)	—	—	0.4	—
Amortization of identifiable intangibles	(d)	1.3	0.3	8.8	10.4
Restructuring charges		19.4	0.9	—	20.3

Operating income		96.9	49.4	(16.6)	129.7
Interest expense, net		8.5	25.7	34.9	69.1
	(e)	—	—	(34.3)	—
	(f)	—	—	64.8	—
	(g)	—	—	4.4	—
Joint venture (income)/expense		(0.5)	(0.5)	—	(1.0)
Other (income)/expense, net		(0.7)	0.6	—	(0.1)

Income before taxes and change in accounting principle		89.6	23.6	(51.5)	61.7
Income tax expense	(h)	21.1	9.1	(19.1)	11.1

Income before change in accounting principle		68.5	14.5	(32.4)	50.6

Pro Forma Net Income before change in accounting principle per share:
Basic Net Income per common share		$1.96			$0.99

Diluted Net Income per common share		$1.93			$0.96

Weighted average basic shares outstanding (000’s omitted)	(i)	34,969	16,171	—	51,140
Weighted average diluted shares outstanding (000’s omitted)	(i)	35,508	16,839	310	52,657

Pro Forma Combined Condensed Statements of Operations
Three Months Ended March 2004

				(1)	(2)
				GBC	Pro Forma	ACCO Brands
			As Reported	Pre-Acquisition	Adjustments	Pro Forma

			(Unaudited)
			(Dollars in millions, except per-share amounts)
Net sales			$270.9	$170.6	$—	$441.5
Cost of products sold			193.8	120.4	5.5	319.7
	(a	)	—	—	5.4	—
	(b	)	—	—	0.1	—
Advertising, selling, general and administrative			60.6	41.5	0.5	102.6
	(c	)	—	—	0.4	—
	(b	)	—	—	0.1	—
Amortization of identifiable intangibles	(d	)	0.3	0.2	2.2	2.7
Restructuring charges			2.6	0.9	—	3.5

Operating income			13.6	7.6	(8.2)	13.0
Interest expense, net			2.2	6.8	8.3	17.3
	(e	)	—	—	(9.0)	—
	(f	)	—	—	16.2	—
	(g	)	—	—	1.1	—
Joint venture (income)/expense			—	(0.2)	—	(0.2)
Other (income)/expense, net			0.3	0.1	—	0.4

Income before taxes and change in accounting principle			11.1	0.9	(16.5)	(4.5)
Income tax expense	(h	)	2.5	0.5	(6.1)	(3.1)

Income (loss) before change in accounting principle			8.6	0.4	(10.4)	(1.4)

Pro Forma Net Income (loss) before change in accounting principle per share:
Basic Net Income (loss) per common share			$0.25			$(0.03)

Diluted Net Income (loss) per common share			$0.24			$(0.03)

Weighted average basic shares outstanding (000’s omitted)	(i	)	34,969	16,111	—	51,080
Weighted average diluted shares outstanding (000’s omitted)	(i	)	35,508	16,881	307	52,696

Pro Forma Combined Condensed Statements of Operations
Three Months Ended June 2004

				(1)	(2)
			As	GBC	Pro Forma	ACCO Brands
			Reported	Pre-Acquisition	Adjustments	Pro Forma

			(Unaudited)
			(Dollars in millions, except per-share amounts)
Net sales			$268.7	$174.2	$—	$442.9
Cost of products sold			189.3	121.9	0.1	311.3
	(a	)	—	—	—	—
	(b	)	—	—	0.1	—
Advertising, selling, general and administrative			63.1	40.9	0.5	104.5
	(c	)	—	—	0.4	—
	(b	)	—	—	0.1	—
Amortization of identifiable intangibles	(d	)	0.3	—	2.2	2.5
Restructuring charges			16.8	—	—	16.8

Operating income			(0.8)	11.4	(2.8)	7.8
Interest expense, net			1.7	6.6	9.0	17.3
	(e	)	—	—	(8.3)	—
	(f	)	—	—	16.2	—
	(g	)	—	—	1.1	—
Joint venture (income)/expense			(0.2)	(0.2)	—	(0.4)
Other (income)/expense, net			0.4	0.5	—	0.9

Income before taxes and change in accounting principle			(2.7)	4.5	(11.8)	(10.0)
Income tax expense	(h	)	3.8	2.0	(4.4)	1.4

Income (loss) before change in accounting principle			(6.5)	2.5	(7.4)	(11.4)

Pro Forma Net Income (loss) before change in accounting principle per share:
Basic Net Income (loss) per common share			$(0.19)			$(0.22)

Diluted Net Income (loss) per common share			$(0.18)			$(0.22)

Weighted average basic shares outstanding (000’s omitted)	(i	)	34,969	16,180	—	51,149
Weighted average diluted shares outstanding (000’s omitted)	(i	)	35,508	16,837	406	52,751

Pro Forma Combined Condensed Statements of Operations
Three Months Ended September 2004

			(1)	(2)
			GBC	Pro Forma	ACCO Brands
		As Reported	Pre-Acquisition	Adjustments	Pro Forma

		(Unaudited)
		(Dollars in millions, except per-share amounts)
Net sales		$303.8	$175.6	$—	$479.4
Cost of products sold		208.4	121.4	0.1	329.9
	(a)	—	—	—	—
	(b)	—	—	0.1	—
Advertising, selling, general and administrative		59.0	41.9	0.5	101.4
	(c)	—	—	0.4	—
	(b)	—	—	0.1	—
Amortization of identifiable intangibles	(d)	0.3	0.1	2.2	2.6
Restructuring charges		—	—	—	—

Operating income		36.1	12.2	(2.8)	45.5
Interest expense, net		2.1	6.5	8.7	17.3
	(e)	—	—	(8.6)	—
	(f)	—	—	16.2	—
	(g)	—	—	1.1	—
Joint venture (income)/expense		(0.3)	(1.4)	—	(1.7)
Other (income)/expense, net		(0.2)	(0.8)	—	(1.0)

Income before taxes and change in accounting principle		34.5	7.9	(11.5)	30.9
Income tax expense	(h)	(4.0)	2.8	(4.3)	(5.5)

Income before change in accounting principle		38.5	5.1	(7.2)	36.4

Pro Forma Net Income before change in accounting principle per share:
Basic Net Income per common share		$1.10			$0.71

Diluted Net Income per common share		$1.08			$0.69

Weighted average basic shares outstanding (000’s omitted)	(i)	34,969	16,193	—	51,162
Weighted average diluted shares outstanding (000’s omitted)	(i)	35,508	16,782	465	52,755

Pro Forma Combined Condensed Statements of Operations
Three Months Ended December 2004

			(1)	(2)
			GBC	Pro Forma	ACCO Brands
		As Reported	Pre-Acquisition	Adjustments	Pro Forma

		(Unaudited)
		(Dollars in millions, except per-share amounts)
Net sales		$332.3	$190.9	$—	$523.2
Cost of products sold		218.8	133.1	0.1	352.0
	(a)	—	—	—	—
	(b)	—	—	0.1	—
Advertising, selling, general and administrative		65.1	39.6	0.5	105.2
	(c)	—	—	0.4	—
	(b)	—	—	0.1	—
Amortization of identifiable intangibles	(d)	0.4	—	2.2	2.6
Restructuring charges		—	—	—	—

Operating income		48.0	18.2	(2.8)	63.4
Interest expense, net		2.5	5.8	8.9	17.2
	(e)	—	—	(8.4)	—
	(f)	—	—	16.2	—
	(g)	—	—	1.1	—
Joint venture (income)/expense		—	1.3	—	1.3
Other (income)/expense, net		(1.2)	0.8	—	(0.4)

Income before taxes and change in accounting principle		46.7	10.3	(11.7)	45.3
Income tax expense	(h)	18.8	3.8	(4.3)	18.3

Income before change in accounting principle		27.9	6.5	(7.4)	27.0

Pro Forma Net Income before change in accounting principle per share:
Basic Net Income per common share		$0.80			$0.53

Diluted Net Income per common share		$0.79			$0.51

Weighted average basic shares outstanding (000’s omitted)	(i)	34,969	16,210	—	51,179
Weighted average diluted shares outstanding (000’s omitted)	(i)	35,508	16,804	383	52,695

(1)	Certain reclassifications have been made to the presentation of the statements of operations for General Binding Corporation (“GBC”) in order to conform to the presentation of the ACCO Brands Corporation and the combined condensed pro forma statements of operations.

(2)	The combined condensed pro forma statements of operations above include certain adjustments in order to present the results of operations as if the acquisition had occurred on the first day of the Company’s fiscal year 2004. These adjustments include:

(a)	Reflects the adjustment related to the acquisition step-up in value of finished goods and work-in-process inventory, amortized over one average inventory turn, or three months. The pro forma presentation above assumes that the entire amount of $5.4 is expensed during the first three months of the annual period.

(b)	Represents incremental depreciation expense for the period as related to the fixed asset acquisition step-up to fair value. Assumes a depreciation allocation of 65% to cost of goods sold and 35% to selling, general and administrative expense.

(c)	Represents amortization of unearned compensation related to stock options and restricted stock units (RSU’s) which did not vest upon change of control (at merger date). The portion related to stock options of $4.4 is amortized over the remaining vesting period of approximately four years. The portion related to RSU’s of $1.5 is amortized over the remaining vesting period of approximately two years.

(d)	Represents the amortization of the fair values assigned to customer relationships and developed technology intangibles, which for the first year post acquisition is expected to be $7.3 and $1.4, respectively. The amortization amounts per year for customer relationships are weighted in accordance with the expected level of benefit to be realized.

(e)	Reflects reversal of interest expense and debt issuance amortization related to pre-existing debt for each of ACCO Brands and GBC.

(f)	Represents estimated annual interest expense of $64.8 based on current LIBOR rates and recognized on the initial debt structure of the combined company totaling $950.0.

(g)	Reflects amortization of capitalized debt issuance costs, which for the first year post acquisition is expected to be $4.4. The amortization amounts per year are weighted in accordance with the expected level of debt outstanding.

(h)	Assumes estimated average effective income tax rate of 37% on the sum of pre-tax adjustments of the combined company.

(i)	Incremental dilution related to GBC stock options has been recognized for each of the periods prior to merger because the purchase price at fair value exceeded the average GBC exercisable stock price at the end of the periods reported; therefore additional GBC options are considered dilutive.

Non-GAAP Financial Measures
      The non-GAAP measures, referred to as “Adjusted” results, exclude all restructuring and restructuring-related non-recurring items for the combined pro forma company. Adjusted results are measures not derived in accordance with GAAP. There could be limitations associated with the use of non-GAAP financial measures as compared to the use of the most directly comparable GAAP financial measure. Management uses the adjusted measures to determine the returns generated by its operating segments and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year to year. This measure may be inconsistent with measures presented by other companies.
      The non-GAAP measures referred to as Supplemental EBITDA and Adjusted EBITDA are measures not derived in accordance with GAAP. Management uses Supplemental EBITDA as a measure of operating performance. Further, management believes that Adjusted EBITDA, which excludes restructuring and restructuring related charges, provides investors with helpful information regarding the underlying performance of the company from year to year. These measures may not be comparable to similarly titled measures reported by other companies.

Adjusted Statements of Operations
Twelve Months Ended December 2004

		(3)
	ACCO Brands	Less:	ACCO Brands
	Pro Forma	Charges	Adjusted

	(Unaudited)
Net sales	$1,887.0	—	$1,887.0
Cost of products sold (“COS”)	1,312.9	(4.8)	1,308.1
Advertising, selling, general and administrative (“SG&A”)	413.7	(14.2)	399.5
Amortization of identifiable intangibles	10.4	—	10.4
Restructuring charges	20.3	(20.3)	—

Operating income	129.7	39.3	169.0
Interest expense, net	69.1	—	69.1
Joint venture (income)/expense	(1.0)	—	(1.0)
Other (income)/expense, net	(0.1)	—	(0.1)

Income before taxes and change in accounting principle	61.7	39.3	101.0
Income tax expense	11.1	11.5	22.6

Income before change in accounting principle	50.6	27.8	78.4

Pro Forma Net Income before change in accounting principle per share:
Basic Net Income per common share	$0.99		$1.53

Diluted Net Income per common share	$0.96		$1.49

Weighted average basic shares outstanding (000’s omitted)	51,140		51,140
Weighted average diluted shares outstanding (000’s omitted)	52,657		52,657

PRO FORMA SUPPLEMENTAL EBITDA
Income before change in accounting principle	50.6		78.4
Income tax expense	11.1		22.6
Interest expense, net	69.1		69.1
Other (income)/expense, net	(1.1)		(1.1)
Restructuring charges	20.3		—
Amortization of identifiable intangibles	10.4		10.4
Amortization of SO’s and RSU’s	2.7		2.7
Inventory acquisition expense	5.4		5.4
Depreciation expense	46.8		46.8

Supplemental EBITDA	215.3		234.3
Restructuring related costs included in COS	4.8		—
Restructuring related costs included in SG&A	14.2		—

Adjusted EBITDA	234.3		234.3

Adjusted Statements of Operations
Three Months Ended March 2004

		(3)
	ACCO Brands	Less:	ACCO Brands
	Pro Forma	Charges	Adjusted

	(Unaudited)
Net sales	$441.5		$441.5
Cost of products sold (“COS”)	319.7	(1.8)	317.9
Advertising, selling, general and administrative (“SG&A”)	102.6	(2.8)	99.8
Amortization of identifiable intangibles	2.7	—	2.7
Restructuring charges	3.5	(3.5)	—

Operating income	13.0	8.1	21.1
Interest expense, net	17.3	—	17.3
Joint venture (income)/expense	(0.2)	—	(0.2)
Other (income)/expense, net	0.4	—	0.4

Income before taxes and change in accounting principle	(4.5)	8.1	3.6
Income tax expense	(3.1)	2.7	(0.4)

Income (loss) before change in accounting principle	(1.4)	5.4	4.0

Pro Forma Net Income/(loss) before change in accounting principle per share:
Basic Net Income/(loss) per common share	$(0.03)		$0.08

Diluted Net Income/(loss) per common share	$(0.03)		$0.08

Weighted average basic shares outstanding (000’s omitted)	51,080		51,080
Weighted average diluted shares outstanding (000’s omitted)	52,696		52,696

PRO FORMA SUPPLEMENTAL EBITDA
Income before change in accounting principle	(1.4)		4.0
Income tax expense	(3.1)		(0.4)
Interest expense, net	17.3		17.3
Other (income)/expense, net	0.2		0.2
Restructuring charges	3.5		—
Amortization of identifiable intangibles	2.7		2.7
Amortization of SO’s and RSU’s	0.9		0.9
Inventory acquisition expense	5.4		5.4
Depreciation expense	13.1		13.1

Supplemental EBITDA	38.6		43.2
Restructuring related costs included in COS	1.8		—
Restructuring related costs included in SG&A	2.8		—

Adjusted EBITDA	43.2		43.2

Adjusted Statements of Operations
Three Months Ended June 2004

		(3)
	ACCO Brands	Less:	ACCO Brands
	Pro Forma	Charges	Adjusted

	(Unaudited)
Net sales	$442.9		$442.9
Cost of products sold (“COS”)	311.3	(2.9)	308.4
Advertising, selling, general and administrative (“SG&A”)	104.5	(5.8)	98.7
Amortization of identifiable intangibles	2.5	—	2.5
Restructuring charges	16.8	(16.8)	—

Operating income	7.8	25.5	33.3
Interest expense, net	17.3	—	17.3
Joint venture (income)/expense	(0.4)	—	(0.4)
Other (income)/expense, net	0.9	—	0.9

Income before taxes and change in accounting principle	(10.0)	25.5	15.5
Income tax expense	1.4	1.8	3.2

Income (loss) before change in accounting principle	(11.4)	23.7	12.3

Pro Forma Net Income (loss) before change in accounting principle per share:
Basic Net Income (loss) per common share	$(0.22)		$0.24

Diluted Net Income (loss) per common share	$(0.22)		$0.23

Weighted average basic shares outstanding (000’s omitted)	51,149		51,149
Weighted average diluted shares outstanding (000’s omitted)	52,751		52,751

PRO FORMA SUPPLEMENTAL EBITDA
Income before change in accounting principle	(11.4)		12.3
Income tax expense	1.4		3.2
Interest expense, net	17.3		17.3
Other (income)/expense, net	0.5		0.5
Restructuring charges	16.8		—
Amortization of identifiable intangibles	2.5		2.5
Amortization of SO’s and RSU’s	0.7		0.7
Inventory acquisition expense	—		—
Depreciation expense	12.0		12.0

Supplemental EBITDA	39.8		48.5
Restructuring related costs included in COS	2.9		—
Restructuring related costs included in SG&A	5.8		—

Adjusted EBITDA	48.5		48.5

Adjusted Statements of Operations
Three Months Ended September 2004

		(3)
	ACCO Brands	Less:	ACCO Brands
	Pro Forma	Charges	Adjusted

	(Unaudited)
Net sales	$479.4		$479.4
Cost of products sold (“COS”)	329.9	0.2	330.1
Advertising, selling, general and administrative (“SG&A”)	101.4	(2.5)	98.9
Amortization of identifiable intangibles	2.6	—	2.6
Restructuring charges	—	—	—

Operating income	45.5	2.3	47.8
Interest expense, net	17.3	—	17.3
Joint venture (income)/expense	(1.7)	—	(1.7)
Other (income)/expense, net	(1.0)	—	(1.0)

Income before taxes and change in accounting principle	30.9	2.3	33.2
Income tax expense	(5.5)	5.6	0.1

Income before change in accounting principle	36.4	(3.3)	33.1

Pro Forma Net Income before change in accounting principle per share:
Basic Net Income per common share	$0.71		$0.65

Diluted Net Income per common share	$0.69		$0.63

Weighted average basic shares outstanding (000’s omitted)	51,162		51,162
Weighted average diluted shares outstanding (000’s omitted)	52,755		52,755

PRO FORMA SUPPLEMENTAL EBITDA
Income before change in accounting principle	36.4		33.1
Income tax expense	(5.5)		0.1
Interest expense, net	17.3		17.3
Other (income)/expense, net	(2.7)		(2.7)
Restructuring charges	—		—
Amortization of identifiable intangibles	2.6		2.6
Amortization of SO’s and RSU’s	0.8		0.8
Inventory acquisition expense	—		—
Depreciation expense	10.7		10.7

Supplemental EBITDA	59.6		61.9
Restructuring related costs included in COS	(0.2)		—
Restructuring related costs included in SG&A	2.5		—

Adjusted EBITDA	61.9		61.9

Adjusted Statements of Operations
Three Months Ended December 2004

		(3)
	ACCO Brands	Less:	ACCO Brands
	Pro Forma	Charges	Adjusted

	(Unaudited)
Net sales	$523.2		$523.2
Cost of products sold (“COS”)	352.0	(0.3)	351.7
Advertising, selling, general and administrative (“SG&A”)	105.2	(3.1)	102.1
Amortization of identifiable intangibles	2.6	—	2.6
Restructuring charges	—	—	—

Operating income	63.4	3.4	66.8
Interest expense, net	17.2	—	17.2
Joint venture (income)/expense	1.3	—	1.3
Other (income)/expense, net	(0.4)	—	(0.4)

Income before taxes and change in accounting principle	45.3	3.4	48.7
Income tax expense	18.3	1.4	19.7

Income before change in accounting principle	27.0	2.0	29.0

Pro Forma Net Income before change in accounting principle per share:
Basic Net Income per common share	$0.53		$0.57

Diluted Net Income per common share	$0.51		$0.55

Weighted average basic shares outstanding (000’s omitted)	51,179		51,179
Weighted average diluted shares outstanding (000’s omitted)	52,695		52,695

PRO FORMA SUPPLEMENTAL EBITDA
Income before change in accounting principle	27.0		29.0
Income tax expense	18.3		19.7
Interest expense, net	17.2		17.2
Other (income)/expense, net	0.9		0.9
Restructuring charges	—		—
Amortization of identifiable intangibles	2.6		2.6
Amortization of SO’s and RSU’s	0.3		0.3
Inventory acquisition expense	—		—
Depreciation expense	11.0		11.0

Supplemental EBITDA	77.3		80.7
Restructuring related costs included in COS	0.3		—
Restructuring related costs included in SG&A	3.1		—

Adjusted EBITDA	80.7		80.7

(3)	The combined condensed pro forma statements of operations include charges for restructuring, restructuring related and merger and integration related charges which have been excluded from the pro forma results of operations in order to provide a comparison of the company’s underlying “adjusted” results, net of tax.

Restructuring — related charges include those costs associated with the implementation of restructuring activities, which are not permitted to be charged as restructuring in accordance with U.S. GAAP. Examples of these costs are manufacturing start-up in efficiencies, inventory write-offs associated with strategic product category exits, strategic consulting and other costs associated with the implementation of the company footprint.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation

By:	/s/ Thomas P. O’Neill Jr.

Name: Thomas P. O’Neill Jr.

Title:	Vice President, Finance and Accounting,

Principal Accounting Officer
Dated: February 13, 2006